THIRD AMENDMENT TO FORBEARANCE AGREEMENT

This Third Amendment to Forbearance Agreement is made and entered into effective this 31st day of  July, 2013, by and between United Bank, Inc., a West Virginia banking corporation, party of the first part, hereinafter called “Lender”, Energy Services of America Corporation, a Delaware corporation, party of the second part, hereinafter called “Company” or “Borrower”, and C. J. Hughes Construction Company, Inc., a West Virginia corporation, Contractors Rental Corporation, a West Virginia corporation, Nitro Electric Company, Inc., a West Virginia corporation, and S. T. Pipeline, Inc., a West Virginia corporation, parties of the third part, hereinafter called “Guarantors”, the Company and Guarantors sometimes hereinafter collectively called “Obligors”.

RECITALS

A.  Lender has extended two credit facilities in favor of Borrower, the first, an Eighteen Million Dollar ($18,000,000) revolving line of credit (“RLOC”) all of which is set forth in a Loan Agreement dated July 27, 2011 (“RLOC Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“RLOC Note”), and the second, an Eleven Million Three Hundred Thousand Dollar ($11,300,000) term loan (“Term Loan”), all of which is set forth in a Loan Agreement dated July 27, 2011 (“Term Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“Term Note”).  The RLOC Note and the Term Note are hereinafter referred to as the "Notes".  The RLOC Loan and the Term Loan are hereinafter referred to as the "Indebtedness".

B.  The parties have previously executed  a Forbearance Agreement dated May 31, 2013, as amended by agreements dated June 5, 2013 and June 15, 2013.

C.  Paragraph 6(e)(5) of the Forbearance Agreement required ESA to have raised not less than Six Million Dollars ($6,000,000.00) in equity with One Million of the funds to be used to reduce the principal balance of the Indebtedness.

D.  Obligors have requested Lender to change the period of time in which to raise the funds and make the principal reduction and Lender by this Agreement has agreed to do so on the terms and conditions set forth below.

E.  Capitalized terms used herein which are not otherwise defined in this Agreement shall have the meaning set forth for them in the Loan Documents.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

1.           Paragraph 6(e)(5) of the Forbearance Agreement shall be amended in the following manner:

 Obligors shall raise a total of Six Million Dollars ($6,000,000.00) in equity, Three Million Twenty-five Thousand Dollars ($3,025,000.00) of which shall have been subscribed to and paid for by August 6, 2013.  Of the monies raised, One Million Dollars ($1,000,000.00) shall be paid to Lender no later than August 6, 2013 as a principal reduction of the Indebtedness.  An additional One and a Half Million Dollars ($1,500,000.00) shall be subscribed to and paid for by August 30, 2013. The remaining One Million Four Hundred and Seventy-five Thousand Dollars ($1,475,000.00) shall be subscribed to and paid for by September 30, 2013.

2.           In consideration of this additional forbearance, Obligors shall pay an additional forbearance fee of Twenty Five Thousand Dollars ($25,000.00) to be paid upon the execution of this Agreement.

3.         All other terms and conditions of the Forbearance Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Forbearance Agreement to be duly executed by their duly authorized officers as of the date first written above.

LENDER:

United Bank, Inc.
a West Virginia banking corporation

By:	/s/ Andrew Dawson
Name:	Andrew Dawson
Title:	Assistant Vice President

BORROWER:

Energy Services of America Corporation
a Delaware corporation

By:	/s/ Douglas Reynolds
Name:	Douglas Reynolds
Title:	President and Chief Executive Officer

GUARANTORS:

C. J. Hughes Construction Company, Inc.
a West Virginia corporation

By:	/s/ Douglas Reynolds
Name:	Douglas Reynolds
Title:	President and Chief Executive Officer

Contractors Rental Corporation
a West Virginia corporation

By: /s/ Douglas Reynolds
Name:Douglas Reynolds
Title:President and Chief Executive Officer

Nitro Electric Company. Inc.
a West Virginia corporation

By: /s/ Douglas Reynolds
Name:Douglas Reynolds
Title:President and Chief Executive Officer

S.T. Pipeline, Inc.
a West Virginia corporation

By: /s/ Douglas Reynolds
Name:Douglas Reynolds
Title:President and Chief Executive Officer